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                                                                   Exhibit 99.1

                      AGREEMENT AMONGST THE NAMED INSURED

   WHEREAS, pursuant to Regulation Section 270.17g-1 of the Investment Company Act of 1940, as amended, every registered management investment company is required to maintain a fidelity bond covering all officers and employees of such investment company having access to securities or funds of the investment company; and

   WHEREAS, the regulation permits such registered management investment company to participate in a fidelity bond with other registered investment companies which are managed and/or whose shares are distributed by the same persons (or affiliates of such persons) or persons engaged in the management and/or distribution of shares of such companies, such bond to be known as a "joint insured bond"; and

   WHEREAS, the undersigned have elected to participate in a joint insured bond,

   NOW, THEREFORE, it is agreed that in the event recovery is received under the bond as a result of the loss sustained by a registered management investment company and one or more of the other named insured, the registered management investment company shall receive an equitable and proportionate share of the recovery, which shall be at least equal to the amount which it would have received had it provided and maintained a single insured bond with the minimum coverage required by law.

SunAmerica Equity Funds

   SunAmerica Balanced Assets Fund
   SunAmerica Blue Chip Growth Fund
   SunAmerica Growth Opportunities Fund
   SunAmerica New Century Fund
   SunAmerica Growth and Income Fund
   SunAmerica International Equity Fund
   SunAmerica Value Fund
   SunAmerica Biotech/Health Fund
   Tax Managed Equity Fund
   International Small-Cap Fund/1/

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/1/  Effective May 1, 2006.

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SunAmerica Income Funds

   SunAmerica U.S. Government Securities Fund
   SunAmerica GNMA Fund
   SunAmerica Strategic Bond Fund
   SunAmerica High Yield Bond Fund
   SunAmerica Tax Exempt Insured Fund

SunAmerica Money Market Funds, Inc.

   Money Market Fund
   Municipal Money Market Fund

Anchor Series Trust

   Capital Appreciation Portfolio
   Growth Portfolio
   Natural Resources Portfolio
   Strategic Multi-Asset Portfolio
   Multi-Asset Portfolio
   Government and Quality Bond Portfolio
   Money Market Portfolio
   Growth and Income Portfolio
   Asset Allocation Portfolio

SunAmerica Focused Series, Inc. (f/k/a SunAmerica Style Select Series, Inc.)

   Focused Large-Cap Growth Portfolio
   Focused Large-Cap Value Portfolio
   Focused Small-Cap Value Portfolio
   Focused Small-Cap Growth Portfolio
   Focused Multi-Cap Growth Portfolio
   Focused Multi-Cap Value Portfolio
   Focused Growth and Income Portfolio
   Focused Technology Portfolio
   Focused International Equity Portfolio
   Focused Equity Strategy
   Focused Multi-Asset Strategy
   Focused Balanced Strategy
   Focused Fixed Income and Equity Strategy

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SunAmerica Focused Series, Inc (cont'd)

   Focused Fixed Income Strategy
   Focused Dividend Strategy Portfolio
   Focused Mid-Cap Growth Portfolio
   Focused Mid-Cap Value Portfolio

SunAmerica Senior Floating Rate Fund, Inc.

   SunAmerica Senior Floating Rate Fund

SunAmerica Focused Alpha Large-Cap Fund, Inc.

SunAmerica Focused Alpha Growth Fund, Inc.

                                              By: /S/ Vinny Marra
                                                  -----------------------------
                                                  Vincent Marra
                                                  President

SunAmerica Series Trust

   Cash Management Portfolio
   Corporate Bond Portfolio
   Global Bond Portfolio
   High-Yield Bond Portfolio
   Worldwide High Income Portfolio
   MFS Total Return Portfolio
   SunAmerica Balanced Portfolio
   Telecom Utility Portfolio
   Growth-Income Portfolio
   Federated American Leaders Portfolio
   Davis Venture Value Portfolio
   Alliance Growth Portfolio
   MFS Massachusetts Investors Trust Portfolio
   Putnam Growth: Voyager Portfolio
   Real Estate Portfolio
   Aggressive Growth Portfolio

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SunAmerica Series Trust (cont'd)

   International Growth and Income Portfolio
   Global Equities Portfolio
   International Diversified Equities Portfolio
   Emerging Markets Portfolio
   "Dogs" of Wall Street Portfolio
   Equity Income Portfolio
   Equity Index Portfolio
   Small Company Value Portfolio
   MFS Mid-Cap Growth Portfolio
   Goldman Sachs Research Portfolio
   Blue Chip Growth Portfolio
   Growth Opportunities Portfolio
   Marsico Growth Portfolio
   Technology Portfolio
   Foreign Value Portfolio
   Small & Mid Cap Value Portfolio
   American Funds Growth SAST Portfolio/2/
   American Funds Global Growth SAST Portfolio/3/
   American Funds Growth-Income SAST Portfolio/4/
   American Funds Asset Allocation SAST Portfolio/5/

Seasons Series Trust

   Multi-Managed Growth Portfolio
   Multi-Managed Moderate Growth Portfolio
   Multi-Managed Income/Equity Portfolio
   Multi-Managed Income Portfolio
   Asset Allocation: Diversified Growth Portfolio
   Stock Portfolio
   Large Cap Growth Portfolio

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/2/  Registration state filed June 16, 2006 and anticipated effectiveness
     August 30, 2006.
/3/ Registration state filed June 16, 2006 and anticipated effectiveness August 30, 2006.
/4/ Registration state filed June 16, 2006 and anticipated effectiveness August 30, 2006.
/5/ Registration state filed June 16, 2006 and anticipated effectiveness August 30, 2006.


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Seasons Series Trust (cont'd)

   Large Cap Composite Portfolio
   Large Cap Value Portfolio
   Mid Cap Growth Portfolio
   Mid Cap Value Portfolio
   Small Cap Portfolio
   International Equity Portfolio
   Diversified Fixed Income Portfolio
   Strategic Fixed Income Portfolio
   Cash Management Portfolio
   Focus Growth Portfolio
   Focus TechNet Portfolio
   Focus Growth and Income Portfolio
   Focus Value Portfolio
   Allocation Growth Portfolio
   Allocation Moderate Growth Portfolio
   Allocation Moderate Portfolio
   Allocation Balanced Portfolio

                                              By: /S/ Vinny Marra
                                                  -----------------------------
                                                  Vincent Marra
                                                  President

AIG Series Trust

   2010 High Watermark Fund
   2015 High Watermark Fund
   2020 High Watermark Fund
   Long Horizon Fund
   Short Horizon Income Fund

                                              By: /S/ Vinny Marra
                                                  -----------------------------
                                                  Vincent Marra
                                                  President

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VALIC Company I

   Asset Allocation Fund
   Blue Chip Growth Fund
   Broad Cap Value Income Fund
   Capital Conservation Fund
   Core Equity Fund
   Core Value Fund (formerly Income & Growth Fund)
   Foreign Value Fund
   Global Equity Fund
   Global Strategy Fund
   Government Securities Fund
   Growth & Income Fund
   Health Sciences Fund
   Inflation Protected Fund
   International Equities Fund
   International Government Bond Fund
   International Growth I Fund
   Large Cap Core Fund
   Large Capital Growth Fund
   Mid Cap Index Fund
   Mid Cap Strategic Growth Fund
   Money Market I Fund
   Nasdaq-100(R) Index Fund
   Science & Technology Fund
   Small Cap Aggressive Growth Fund
   Small Cap Fund
   Small Cap Index Fund
   Small Cap Special Values Fund
   Small Cap Strategic Growth Fund
   Social Awareness Fund
   Stock Index Fund
   VALIC Ultra Fund
   Value Fund

                                              By: /S/ Nori L. Gabert
                                                  -----------------------------
                                                  Nori L. Gabert
                                                  Vice President and Secretary

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VALIC Company II

   Aggressive Growth Lifestyle Fund
   Capital Appreciation Fund
   Conservative Growth Lifestyle Fund
   Core Bond Fund
   High Yield Bond Fund
   International Small Cap Equity Fund
   Large Cap Value Fund
   Mid Cap Growth Fund
   Mid Cap Value Fund
   Moderate Growth Lifestyle Fund
   Money Market II Fund
   Small Cap Growth Fund
   Small Cap Value Fund
   Socially Responsible Fund
   Strategic Bond Fund

                                              By: /S/ Nori L. Gabert
                                                  -----------------------------
                                                  Nori L. Gabert
                                                  Vice President and Secretary

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